SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 3, 2004

                          MERCURY GENERAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)

          California                       0-3681               95-221-1612
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

                             4484 Wilshire Boulevard
                          Los Angeles, California 90010

                    (Address of Principal Executive Offices)

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                                 (323) 937-1060

              (Registrant's telephone number, including area code)

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits.

                  99.1 Press Release, dated May 3, 2004, issued by Mercury General Corporation, furnished pursuant to Item 12 of Form 8-K.

Item 12.    Results of Operations and Financial Condition

            The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

            On May 3, 2004, Mercury General Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

            The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mercury General Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 3, 2004                                 MERCURY GENERAL CORPORATION

                                                   By: /s/ THEODORE STALICK
                                                       -------------------------
                                                   Name: Theodore Stalick
                                                   Its: Chief Financial Officer

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                                  Exhibit Index

Exhibit 99.1. Press Release, dated May 3, 2004, issued by Mercury General Corporation.